UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 24, 2010

DEL MONTE FOODS COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14335	13-3542950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market @ The Landmark San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 247-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On November 24, 2010, Del Monte Foods Company, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Blue Acquisition Group, Inc., a Delaware corporation (“Parent”), and Blue Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. Parent is owned by a consortium of private equity funds affiliated with Kohlberg Kravis Roberts & Co. L.P., Vestar Capital Partners and Centerview Partners (collectively, the “Sponsors”). The Merger Agreement was unanimously approved by the Company’s Board of Directors.

At the effective time of the Merger, each share of Company common stock issued and outstanding immediately prior to the effective time (other than shares (i) owned by Parent or Merger Sub, (ii) held in the treasury of the Company, (iii) owned by stockholders who have perfected and not withdrawn a demand for appraisal rights under Delaware law or (iv) owned by any wholly-owned subsidiary of the Company) will be automatically cancelled and converted into the right to receive $19.00 in cash (the “Merger Consideration”), without interest.

Consummation of the Merger is subject to customary conditions, including without limitation (i) the approval by the holders of at least a majority of the outstanding shares of the Company’s common stock entitled to vote on the Merger, (ii) (x) the expiration or early termination of the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (y) approval of the Merger by the European Commission pursuant to the Council Regulation (EC) No 139/2004 of the European Union, as amended, and (z) approval of the Merger by China’s Ministry of Commerce and/or expiration of the applicable waiting period pursuant to the China Anti-Monopoly Law and (iii) the absence of any law restraining, enjoining or prohibiting the Merger. Moreover, each party’s obligation to consummate the Merger is subject to certain other conditions, including without limitation (x) the accuracy of the other party’s representations and warranties (subject to customary materiality qualifiers) and (y) the other party’s compliance with its covenants and agreements contained in the Merger Agreement (subject to customary materiality qualifiers).

Parent has obtained equity and debt financing commitments for the transaction contemplated by the Merger Agreement, the proceeds of which such equity and debt financings will be used by Parent to pay the aggregate Merger Consideration and all related fees and expenses and to refinance certain indebtedness of the Company. Pursuant to their equity commitments, certain private equity funds affiliated with the Sponsors have committed to capitalize Parent, at or prior to the Closing, with an aggregate equity contribution in an amount of $1.7 billion, on the terms and subject to the conditions set forth in the equity commitment letters dated November 24, 2010 (the “Equity Commitment Letters”).

Pursuant to their debt commitments, JPMorgan Chase Bank, N.A., Barclays Bank PLC, Morgan Stanley Senior Funding, Inc., Bank of America, N.A. and KKR Corporate Lending LLC (collectively, the “Lenders”) have committed to provide a $2.5 billion senior secured term loan facility, a $500 million senior secured revolving credit facility and up to $1.6 billion in senior unsecured increasing rate bridge loans (the “Bridge Facility”), on the terms and subject to the conditions set forth in a debt commitment letter dated November 24, 2010 (the “Debt Commitment Letter”). J.P. Morgan Securities LLC, Barclays Capital, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Senior Funding, Inc. and KKR Capital Markets LLC will act as lead arrangers for the debt financing. It is expected that in connection with the Merger, senior unsecured notes will be issued and sold pursuant to a high yield senior notes offering in lieu of all or a portion of, or to refinance, any drawings under the Bridge Facility. The obligations of the Lenders to provide debt financing under the Debt Commitment Letter are subject to a number of conditions, including without limitation (i) a condition that, since May 2, 2010 there shall not have been any change, event, occurrence or effect which has had or would reasonably be expected to have a Material Adverse Effect (defined in the Debt Commitment Letter in a manner substantially the same as the definition of “Material Adverse Effect” in the Merger Agreement); (ii) negotiation, execution and delivery of definitive documentation with respect to the appropriate loan documents consistent with the Debt Commitment Letter and specified documentation standards; (iii) the accuracy of certain specified representations and warranties; (iv) receipt of equity financing consistent with the Equity Commitment Letters (which to the extent constituting other than common equity interests shall be on terms and conditions and pursuant to documentation reasonably satisfactory to the lead arrangers of the debt financing to the extent material to the interests of the lenders thereunder); (v) consummation of the Merger in accordance with the Merger Agreement (without giving effect to any modifications, amendments or express waivers to the Merger Agreement that are materially adverse to the lenders under the debt financing without the reasonable consent of the lead arrangers of the financing) substantially concurrently with the initial funding of the debt facilities; (vi) delivery of certain customary closing documents (including, among others, a customary solvency certificate), specified items of collateral and certain Company financial statements; (vii) payment of applicable costs, fees and expenses; and (viii) with respect to the Bridge Facility, (x) receipt of a customary offering memorandum with respect to the senior unsecured notes offering, and (y) expiration of a 20 calendar day marketing period following the delivery of such offering memorandum. The final termination date for the Debt Commitment Letter is May 22, 2011.

During the period beginning on the date of the Merger Agreement and continuing until 11:59 p.m. on January 8, 2011 (the “Go-Shop Period”), the Company may initiate, solicit and encourage any alternative acquisition proposals from third parties and provide non-public information to and participate in discussions and negotiate with third parties with respect to alternative acquisition proposals. Starting at 12:00 a.m. on January 9, 2011, the Company will become subject to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide information to and participate in discussions and engage in negotiations with third parties regarding alternative acquisition proposals. However, prior to approval of the Merger by the Company’s stockholders, the no-shop provision is subject to a customary “fiduciary-out” provision which allows the Company, under certain circumstances, to provide information to and participate in discussions and engage in negotiations with third parties with respect to an alternative acquisition proposal that the Board of Directors has determined is, or could reasonably be expected to result in, a “Superior Proposal” (as defined in the Merger Agreement).

The Merger Agreement contains certain termination rights for the Company and Parent. Upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee. If the termination fee becomes payable as a result of the Company entering into an alternative acquisition agreement with a person who submits an acquisition proposal prior to the end of the Go-Shop Period, the amount of the termination fee is $60 million. If the termination fee becomes payable under any other circumstances, the amount of the termination fee is $120 million. The Merger Agreement also provides that Parent will be required to pay the Company a reverse termination fee of $249 million under certain circumstances specified in the Merger Agreement. Certain funds affiliated with the Sponsors have provided the Company with a limited guarantee in favor of the Company guaranteeing the payment of such reverse termination fee and certain other monetary obligations that may be owed by Parent pursuant to the Merger Agreement.

The representations, warranties and covenants of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Merger Sub. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Merger Agreement, (b) have been qualified by (i) matters specifically disclosed in any reports filed by the Company with the Securities and Exchange Commission (“SEC”) prior to the date of the Merger Agreement and (ii) confidential disclosures made to Parent and Merger Sub in the disclosure schedule delivered in connection with the Merger Agreement, (c) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (e) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that the Company files with the SEC.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached hereto as Exhibit 2.1, which is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This filing contains forward-looking statements. Statements that are not historical facts, including statements about beliefs or expectations, are forward-looking statements. These statements are based on plans, estimates and projections at the time the Company makes the statements and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should, “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and the Company cautions readers that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. Factors that could cause actual results to differ materially from those described in this filing include, among others: uncertainties as to the timing of the acquisition; the possibility that competing offers will be made; the possibility that various closing conditions for the acquisition may not be satisfied or waived, including that a governmental entity may prohibit or refuse to grant approval for the consummation of the acquisition; general economic and business conditions; and other factors. Readers are cautioned not to place undue reliance on the forward-looking statements included in this filing, which speak only as of the date hereof. The Company does not undertake to update any of these statements in light of new information or future events.

Additional Information and Where to Find It

In connection with the proposed merger, the Company will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of the Company. THE COMPANY’S SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The Company’s stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Del Monte Foods Company, Attn: Corporate Secretary, P.O. Box 193575, San Francisco, California 94119-3575, telephone: (415) 247-3000, or from the Company’s website, http://www.delmonte.com.

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on August 16, 2010. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed merger, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of Equity Plans and Deferred Compensation Plan

On November 24, 2010, in connection with the Merger, with respect to the Del Monte Foods Company Non-Employee Director and Independent Contractor 1997 Stock Incentive Plan, as amended through November 15, 2000;

the Del Monte Foods Company 1997 Stock Incentive Plan, as amended October 21, 1999; the Del Monte Foods Company 1998 Stock Incentive Plan, as amended through November 15, 2000; the Del Monte Foods Company 2002 Stock Incentive Plan, as amended and restated, effective July 28, 2009 and approved by the stockholders September 24, 2009; and the Del Monte Corporation AIP Deferred Compensation Plan (collectively, the “Plans”), the Board of Directors took action to amend the Plans to confirm the treatment of equity awards outstanding thereunder as provided for in the Merger Agreement.

Termination of Deferred Compensation Plans

On November 24, 2010, in connection with the Merger, the Board of Directors approved the termination of (i) the Elective Deferral Accounts (as defined in the plan) portion of the Del Monte Corporation AIP Deferred Compensation Plan (as well as an amendment to this plan to provide for the foregoing), (ii) the Del Monte Foods Company 2003 Non-Employee Director Deferred Compensation Plan, as amended on December 16, 2004, (iii) the Del Monte Foods Company 2005 Non-Employee Director Deferred Compensation Plan, and (iv) the Del Monte Foods Company Deferred Compensation Plan, effective October 1, 2009. The terminations and distributions are contingent on, and will be effective immediately prior to, the effective time of the Merger.

Amendment of Certain Pre-Existing Change in Control Obligations

On November 24, 2010, in connection with the Merger, the Board of Directors took action to clarify, and approve amendments to, the Company’s pre-existing obligations to provide a tax gross-up to an affected employee whose payments become subject to taxation under Sections 280G and Section 4999 of the Internal Revenue Code (referred to as the “280G gross-up”). The amendments provide that (i) a 280G gross-up shall apply to all payments that become subject to Code Sections 280G and 4999 for any reason, whether in the form of cash, equity or another form of payment (“Payments”), and (ii) to the extent that payment of a 280G gross-up to an employee is conditioned on the Payments exceeding a certain amount or level, that requirement would apply to all Payments made to that employee and aggregate Payments to that employee not exceeding the designated amount or level will be reduced to the extent necessary to avoid taxation under Code Section 4999 entirely. The actions of the Board of Directors did not extend a 280G gross-up to any person who did not already possess the right to a 280G gross-up.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of November 24, 2010, by and among Blue Acquisition Group, Inc., a Delaware corporation, Blue Merger Sub Inc., a Delaware corporation, and Del Monte Foods Company, a Delaware corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company

Date: November 30, 2010	By: /s/ James Potter
	Name:	James Potter
	Title:	Secretary

INDEX OF EXHIBITS

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of November 24, 2010, by and among Blue Acquisition Group, Inc., a Delaware corporation, Blue Merger Sub Inc., a Delaware corporation, and Del Monte Foods Company, a Delaware corporation.

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